STEIN ROE GLOBAL THEMATIC EQUITY FUND
                     STEIN ROE EUROPEAN THEMATIC EQUITY FUND
            Each a series of Liberty-Stein Roe Funds Investment Trust

        SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 2, 2001
                             -----------------------

Unibank Securities, Inc., the investment subadvisor to the Funds, has changed its name to Nordea Securities, Inc. and now does business in the U.S. as Nordea Investment Management.

Nordea, located at 13-15 West 54th Street, New York, NY 10019, has been an investment advisor since 1994. In addition to subadvising the Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. Nordea is an indirect, wholly-owned subsidiary of Unibank A/S, which in turn is a direct, wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct, wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

                   This Supplement is Dated February 16, 2000

DIR-36/988E-0201